UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 27, 2010

BANCTRUST FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Alabama	0-15423	63-0909434
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 St. Joseph Street, Mobile, Alabama	36602
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (251) 431-7800

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders

On May 27, 2010, BancTrust Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  At the Annual Meeting, shareholders considered the election of directors, the Company’s executive compensation practices, the ratification of the appointment of the Company’s independent registered public accountants and an amendment to the Company’s articles of incorporation to increase the number of shares of common stock that the Company is authorized to issue.  A summary of the votes cast on the matters considered at the Annual Meeting is set forth below.

1.    The election as Directors of the seventeen (17) nominees named below, all of whom were duly elected.

Nominee	For	Withheld or Against	Abstained	Broker Non-Votes
Tracy T. Conerly	9,834,566	167,715	0	3,918,890
Stephen G. Crawford	8,518,590	1,483,691	0	3,918,890
David C. DeLaney	9,833,266	169,015	0	3,918,890
Robert M. Dixon, Jr.	9,833,266	169,015	0	3,918,890
Broox G. Garrett, Jr.	9,830,266	172,015	0	3,918,890
Carol F. Gordy	9,825,054	177,227	0	3,918,890
Barry E. Gritter	9,833,516	168,765	0	3,918,890
James M. Harrison, Jr.	9,833,116	169,165	0	3,918,890
Clifton C. Inge, Jr.	9,830,028	172,253	0	3,918,890
Kenneth S. Johnson	9,833,766	168,515	0	3,918,890
W. Bibb Lamar, Jr.	9,831,741	170,540	0	3,918,890
John H. Lewis, Jr.	9,832,309	169,972	0	3,918,890
Harris V. Morrissette	9,822,129	180,152	0	3,918,890
Paul D. Owens, Jr.	9,832,866	169,415	0	3,918,890
Mary Ann Patterson	9,833,670	168,611	0	3,918,890
Peter C. Sherman	9,833,266	169,015	0	3,918,890
Dennis A. Wallace	9,833,266	169,015	0	3,918,890

2. Advisory, non-binding, shareholder approval of executive compensation.	13,343,043	383,114	195,012	0

3. Ratification of the appointment of Dixon Hughes PLLC as the Company’s independent registered public accounting firm for the year 2010.	13,766,010	33,412	121,748	0

4. Amendment to the articles of incorporation of the Company pursuant to Section 10-2B-10.03 Code of Ala. (1975) to increase the number of shares of common stock, $0.01 par, that the Company is authorized to issue from 50 million shares to 100 million shares.	12,964,896	884,442	71,833	0

Proposal No. 4 above, the amendment of the Company’s articles of incorporation to increase the number of shares of common stock that the company is authorized to issue, required the consent of the US Treasury, as holder of all of the issued and outstanding shares of the Company’s Fixed Rate Cumulative Perpetual Preferred Stock, Series A, which consent was given by the US Treasury.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BANCTRUST FINANCIAL GROUP, INC.
DATE: May 27, 2010	By: /s/F. Michael Johnson
F. Michael Johnson
Executive Vice President, Chief Financial Officer and Secretary